QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

        I, Keith A. Tucker, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial, Inc. (the "Company") hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 (the "Act"), that:

1.
The Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") dated March 12, 2004 and filed with the United States Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 12, 2004

/s/ Keith A. Tucker Keith A. Tucker Chairman of the Board and Chief Executive Officer

QuickLinks

  Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER